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                                                            EXHIBIT NO. 23(a)


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 22, 1993 included in The Hanover Companies' Form 10-K for the year ended December 26, 1992 and The Horn & Hardart Company's Form 10-K for the year ended December 26, 1992 and to all references to our Firm included in this registration statement.



                                                   ARTHUR ANDERSEN & CO.



New York, New York
January 27, 1994





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